                                                                    EXHIBIT 10.7

                         REGISTRATION RIGHTS AGREEMENT



     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered
                                               ---------
into as of April 14, 1997 by and among MAXWELL SHOE COMPANY INC., a Delaware corporation ("Maxwell"), THE BUTLER GROUP INC., a Delaware corporation
              -------
("Butler"),  and each of MAXWELL V. BLUM, BETTY ANN BLUM, MARJORIE W. BLUM, MARK
  ------
J. COCOZZA AND DAVID ANDELMAN, AS TRUSTEE OF THE ELEANOR S. BLUM TRUST (individually, a "Holder" and collectively, the "Holders").
                  ------                         -------


                                    RECITALS
                                    --------

     A.   Butler, Maxwell and Maxwell Retail Inc., a Delaware corporation

("Maxwell Retail"), are parties to a Contribution Agreement dated of even date
----------------
herewith (the "Contribution Agreement") pursuant to which, among other things,
               ----------------------
Maxwell Retail and Butler have formed SLJ Retail LLC, a Delaware limited liability company (the "Company").
                        -------

     B. Capitalized terms used in this Agreement and not otherwise defined herein will have the definitions set forth in the Contribution Agreement, unless otherwise clearly indicated to the contrary herein.

     C. Pursuant to the Option Agreement, Butler has the right to require Maxwell to purchase certain Class B Member Units of the Company held by Butler, and Maxwell may pay the purchase price for such Class B Member Units, at Maxwell's option, either in cash or by the issuance by Maxwell to Butler of that number of shares of Maxwell's Class A Common Stock, $.01 Par value (the "Class A
                                                                         -------
Stock"), determined in accordance with the provisions of the Option Agreement.
-----

     D. Pursuant to the Contribution Agreement, Maxwell has agreed to grant to Butler certain registration rights with respect to any shares of Maxwell's Class A Stock issued by Maxwell to Butler pursuant to the Option Agreement (the

"Registrable Shares").
-------------------

     E. The Holders other than Mr. Cocozza own shares of Maxwell's Class B Common Stock, $.01 par value (the "Class B Stock").
                                   -------------

     F. The Holders other than Mr. Andelman, as Trustee of the Eleanor S. Blum Trust, own or hold options to acquire shares of Class A Stock (together with the Class B Stock, the "Common Stock").
                    ------------

     G. Maxwell and the Holders are party to a Registration Rights Agreement dated as of May 18, 1994 (the "Holders' Registration Rights Agreement"),
                               --------------------------------------
granting certain registration rights to the Holders with respect to Common Stock held by them (the "Holders' Registrable Shares").
                   ---------------------------

     H. Maxwell has further agreed to obtain the agreement of the Holders as to certain matters affecting the priority of the respective registration rights granted to Butler pursuant to this Agreement and to the Holders pursuant to the Holders' Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants and agreements contained herein, the parties agree as follows:

     SECTION 1.     Demand Registration Rights.  In the event that Maxwell
                    --------------------------
issues Registrable Shares to Butler pursuant to the provisions of Section 2.2 of the Option Agreement:

     (a) On not more than one occasion, upon the written request of Butler, Maxwell shall prepare and file, promptly after such request, and thereafter use its best efforts to cause to become effective, a registration statement (the

"Demand Registration Statement") under and complying with the Securities Act of
------------------------------
1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Act"), covering such number of Registrable Shares as shall
                    ---
be specified in Butler's request (such registration hereinafter referred to as the "Demand Registration"); provided, however, that Maxwell shall not be
     -------------------    --------  -------
obligated to file the Demand Registration Statement within ninety days of the closing of an underwritten primary offering of Maxwell. Butler's request shall also specify the intended method of distribution of the Registrable Shares. Promptly after receiving a request for the Demand Registration, Maxwell shall provide written notice of the Demand Registration to the Holders, who will have ten business days after the receipt of such notice in which to inform Maxwell in writing of their intention to have Holder's Registrable Shares included in the Demand Registration in accordance with Section 3 of the Holders' Registration Rights Agreement (but subject to the provisions of paragraph (b) below). The Demand Registration Statement shall be on the Securities and Exchange Commission (the "Commission") registration statement form selected by Maxwell and which
      ----------
Maxwell shall then be eligible to use to effect the Demand Registration.

     (b) If the offering of the Registrable Shares is underwritten and the managing underwriter determines and advises Butler that the inclusion in the Demand Registration Statement of all or a portion of the Holders' Registrable Shares sought to be included by the Holders would, in the opinion of the managing underwriter, (x) interfere with the successful marketing of the offering or (y) adversely affect the price of the offering, then there shall be included in such Demand Registration Statement only that number of Holders' Registrable Shares, if any, as the managing underwriter shall deem advisable, and such number of Holders' Registrable Shares shall be allocated pro rata among
                                                                  --- ----
the Holders on the basis of the number of Holders' Registrable Shares requested to be included by such Holders;

     (c) Maxwell may delay the filing of the Demand Registration Statement for a reasonable period not to exceed 180 days if, in the good faith judgment of the Board of Directors of Maxwell, (i) Maxwell would be required to include in the Demand Registration Statement material business information which at that time cannot be publicly disclosed without material disruption of a major corporate development or transaction then pending or in progress or without other material adverse consequence or (ii) the filing of the Demand Registration Statement would have a material adverse effect on a significant financing transaction, business combination or acquisition or other significant matter that is pending or proposed, in connection with which Maxwell is or is expected to be a party (it being understood that the exercise by the Holders of their rights under the Holders' Registration Rights Agreement would not be grounds for delay under this clause (ii)); provided, however, that Maxwell
                                           --------  -------
shall promptly make such filing after the earlier of (x) the end of such 180-day period and (y) the date as of which the conditions that delayed such filing no longer exist. In the event of any delay in the filing of the Demand Registration Statement, Butler shall have the right to withdraw its request for registration, and such withdrawn request shall not be considered the Demand Registration pursuant to Section 1(a).
            ------------

     (d) If (i) the effective date of the Demand Registration Statement would otherwise be forty-five calendar days after, but prior to ninety calendar days after, the end of Maxwell's fiscal year, and (ii) the Act requires Maxwell to include audited financials (as of the end of such fiscal year) or the Act permits the use of, and Butler has requested that the Demand Registration Statement include, audited financials (as of the end of such fiscal year), Maxwell may delay the filing of the Demand Registration Statement for such period as is reasonably necessary to include therein its audited financial statements for such fiscal year.

     (e) Until the earlier of (i) sixty days after the effective date of the Demand Registration Statement, or (ii) the period necessary to complete the marketing of Registrable Shares after the effective date of the Demand Registration Statement, except for registrations on Commission Form S-8 or Form S-4 (or the then equivalent forms), Maxwell shall not register under the Act an offering of shares of Common Stock or any other equity securities of Maxwell for sale to the public for the account of Maxwell, the Holders and/or other third parties.

     SECTION 2.     Preparation and Filing Pursuant to Demand.  So long as
                    -----------------------------------------
Maxwell is under an obligation pursuant to the provisions of Section 1, Maxwell
                                                             ---------
shall:

     (a) prepare and file with the Commission such amendments and supplements to the Demand Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Demand Registration Statement effective for such period as shall be necessary to complete the marketing of Registrable Shares included therein, but in no event for more than sixty consecutive days after the effective date of the Demand Registration Statement;

     (b) furnish to Butler such number of copies of a prospectus, including, without limitation, a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Butler may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

     (c) use its best efforts to register or qualify Registrable Shares covered by the Demand Registration Statement under the securities or blue sky laws of such jurisdictions within the United States as Butler may reasonably request(provided, however, that Maxwell shall not be required to consent to general service of process for all purposes in any jurisdiction where it is not then qualified or to qualify in any jurisdiction in which it is not then qualified) and to do any and all other acts or things that may be necessary or advisable to enable Butler to consummate the public sale or other disposition in such jurisdiction of Registrable Shares;

     (d) promptly notify Butler, at any time when a prospectus relating to Registrable Shares being distributed is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in the Demand Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or then existing and, at the request of Butler, promptly prepare, file with the Commission and furnish to Butler a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

     (e) use its best efforts to furnish, at the request of Butler or any underwriter or any distributor of Registrable Shares, an opinion of legal counsel to Maxwell (covering such matters as are typically covered by opinions of issuer's counsel in underwritten offerings under the Act and similar in form and substance to those furnished in connection with prior offerings of the Class A Stock), as Butler or the managing underwriter of any distribution of Registrable Shares reasonably requests.

     SECTION 3.     Piggyback Registration Rights.
                    -----------------------------

     (a) If Maxwell intends to register under the Act any shares of Common Stock for public sale, including without limitation any registration pursuant to its obligations under Section 1 of the Holders' Registration Rights Agreement, Maxwell shall give Butler fifteen business days prior written notice of the proposed registration. Butler shall then have ten business days to inform Maxwell of Butler's desire to have all or a portion of the Registrable Shares included in the registration statement covering such shares (a "Piggyback
                                                                ---------
Registration Statement") (such registration hereinafter referred to as a
----------------------
"Piggyback Registration"), and any participation of Butler and the Holders
-----------------------
therein shall be subject to the following limitations and exceptions:

          (i) Maxwell shall have no obligation to include any of Butler's Registrable Shares in a Piggyback Registration Statement for an underwritten offering unless Butler (x) agrees that such Registrable Shares shall be included in the underwriting on the same terms and conditions applicable to the other Class A Stock included in such Registration Statement and (y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested under the terms of the underwriting;

          (ii) if the offering is underwritten and the managing underwriter determines and advises Maxwell that the inclusion in the Piggyback Registration Statement of all or a portion of the Registrable Shares sought to be included by Butler, together with all or a portion of the Holders' Registrable Shares sought to be included by the Holders, would, in the opinion of the managing underwriter, (x) interfere with the successful marketing of the offering or (y) adversely affect the price of the offering, then there shall be included in such Piggyback Registration Statement only that number of Registrable Shares and Holders' Registrable Shares, if any, as the managing underwriter shall deem advisable, and in allocating such number of Registrable Shares and Holders' Registrable Shares between Butler, on the one hand, and the Holders, on the other hand,

               (A) there shall first be included in the Piggyback Registration Statement all of the Registrable Shares requested to be included by Butler or such lesser number of the Registrable Shares as the managing underwriter shall deem advisable, with priority over any of the Holders' Registrable Shares requested to be included by such Holders; and

               (B) thereafter, to the extent the managing underwriter shall deem advisable, there may be included in the Piggyback Registration Statement any of the Holders' Registrable Shares requested to be included by such Holders; and

          (iii) Maxwell shall have no obligation to include any Registrable Shares in the Piggyback Registration Statement if (x) the shares of Class A Stock are being registered pursuant to Commission Form S-8 or equivalent form, or (y) the shares of Class A Stock being registered are to be used to consummate an acquisition or are related to obligations assumed in connection with an acquisition.

     (b) If any of the Registrable Shares are included in a Piggyback Registration, Maxwell shall comply with the requirements of Sections 2(b) and
                                                            -------------
2(d) with respect to such Piggyback Registration.
----

     (c) Maxwell may abandon a Piggyback Registration at any time pursuant to a resolution duly adopted by Maxwell's Board of Directors.

     SECTION 4.     Standstill Obligations of Butler.  Butler shall agree, if
                    --------------------------------
requested by the managing underwriter of the Demand Registration or a Piggyback Registration in order to facilitate the distribution of the Common Stock proposed to be sold pursuant thereto, not to sell or otherwise transfer any of Butler's remaining shares of Common Stock in the public market for a period not to exceed 180 days after the effective date of the applicable Registration Statement.

     SECTION 5.     Expenses.  In connection with any Demand Registration
                    --------
Statement or Piggyback Registration Statement, all expenses incurred by Maxwell in complying with its obligations hereunder, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, listing fees, printing expenses and fees and disbursements of accountants and counsel shall be paid by Maxwell; provided, however, that Butler
                                                  --------  -------
shall pay all underwriting discounts and selling commissions applicable to the included Registrable Shares. In addition, the reasonable fees and disbursements of one special counsel to Butler and the Holders shall be paid by Maxwell in connection with each Demand Registration Statement or Piggyback Registration Statement.

     SECTION 6.     Provision of Information.  In connection with any
                    ------------------------
registration pursuant to this Agreement, Butler will furnish to Maxwell in writing such information regarding Butler, its Common Stock holdings and the facts regarding the proposed sale or distribution of Registrable Shares and such documents as Maxwell shall reasonably request and as shall be required in connection with the actions to be taken by Maxwell pursuant to this Agreement.

     SECTION 7.     Indemnification.
                    ---------------

     (a) In the event of any registration of any Registrable Shares under the Act pursuant to this Agreement, Maxwell shall indemnify and hold harmless Butler, each underwriter of Registrable Shares, if any, acting on behalf of Butler, each broker or any other person acting on behalf of Butler, each officer and director, if any, of any of the foregoing persons and each other person, if any, who controls any of the foregoing persons, within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which Registrable Shares are registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or any documents prepared and/or furnished by Maxwell incident to the registration of any Registrable Shares or (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse Butler, the underwriter, broker or other person acting on behalf of Butler, each such officer or director, and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Maxwell shall not be liable
                             --------  -------
in any such case to Butler, any underwriter of Registrable Shares, if any, acting on behalf of Butler, any broker or any other person acting on behalf of Butler, any officer or director, if any, of any of the foregoing persons or any other person, if any, who controls any of the foregoing persons, within the meaning of the Act to the extent that any loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement or any document incident to the registration if such untrue statement or alleged untrue statement or omission was made in reliance upon or in conformity with written information furnished to Maxwell specifically for use in the preparation thereof by Butler or such other person seeking indemnification.

     (b) Butler shall indemnify and hold harmless (in the same manner and to same extent as set forth in Section 7(a)) Maxwell, each director of Maxwell,
                            ------------
each officer of Maxwell who shall sign such Registration Statement and any person who controls Maxwell within the meaning of the Act, with respect to any untrue statement or alleged untrue statement in or omission from such Registration Statement, preliminary prospectus or final prospectus contained therein, amendment or supplement thereto or any document incident to the registration, if such untrue statement or alleged untrue statement or omission was made in reliance upon, and in conformity with, written information furnished to Maxwell by Butler (or any person acting on Butler's behalf) specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; provided that the maximum
                                                     --------
amount of liability in respect of such indemnification shall be limited to an amount equal to the net proceeds actually received by Butler from the sale of Registrable Shares effected pursuant to such registration.

     (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section 7, the indemnified party will, if a claim in respect
                   ---------
thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of the action. The failure to so notify the indemnifying party shall relieve the indemnifying party of its obligation under this Section 7 to the extent such failure has materially prejudiced the
     ---------
indemnifying party. The indemnifying party will be entitled to participate in, and to assume the defense of, any such action brought against such indemnified party, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably
         --------  -------
concluded that there may be one or more legal defenses available to such indemnified party that conflict with those available to the indemnifying party, or if the indemnifying party fails to take reasonable steps necessary to defend diligently the claim after receiving notice from the indemnified party that it believes the indemnifying party has failed to defend diligently, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the reasonable fees and expenses of any counsel retained by the indemnified party that are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. If the indemnifying party is
                                     ---------
prohibited from assuming the defense of an action as a result of the preceding sentence, then the indemnified party may not settle such action without the prior written consent of the indemnifying party. The indemnified parties shall be kept fully informed of such action, suit or proceeding at all stages thereof whether or not they are represented. The parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defenses of any such action, suit or proceeding.

     (d) If the indemnification provided for in this Section 7 shall for any
                                                     ---------
reason be unavailable to any indemnified party in respect of any loss, claim, damage or liability, or action referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand or the indemnified party on the other with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement or omission of a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph
(d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written consent of the indemnified party, which consent shall not be unreasonably withheld; provided, however, that
                                                         --------  -------
the indemnifying party may settle any claim without the consent of the indemnified party if (i) such settlement makes no admission or acknowledgment of liability or culpability with respect to the indemnified party, (ii) includes a complete release of the indemnified party, and (iii) does not require the indemnified party to make any payment or forego or take any action.

     SECTION 8.     Limitations on Registration Rights of Others.  Maxwell
                    ---------------------------------------------
represents and warrants to Butler that, other than pursuant to this Agreement, the Holders' Registration Rights Agreement, and the Stock Option and Registration Rights Agreement dated as of January 26, 1994, between Maxwell and Mark J. Cocozza, it has not granted to any individual or entity the right to request or require Maxwell to register any securities issued by Maxwell.
Maxwell also covenants and agrees with Butler that, from and after the date hereof, Maxwell will not, without the prior written consent of Butler, enter into any agreement with any holder or prospective holder of any securities of Maxwell which allows such holder or prospective holder to require Maxwell to effect a registration of such securities or to include such securities in any registration filed under Sections 1 or 3 hereof, except for (i) agreements under
                         -------- -    -
which such rights are expressly subject and subordinated to the rights of registration granted to Butler pursuant to this

Agreement and (ii) agreements to effect registrations on Form S-8 of securities issued by Maxwell upon the exercise of stock options (including, but not limited to, the options granted to Mr. Cocozza pursuant to the Stock Option and Registration Rights Agreement dated as of January 26, 1994 between Maxwell and Mr. Cocozza).

     SECTION 9.     Notices.  Any notice, demand, request, consent or other
                    -------
communication required or permitted to be given hereunder shall be in writing and shall be effective (i) when personally delivered or delivered by telex (with correct answer-back received) or telecopy on a business day during normal business hours at the address or number designated below or (ii) on the business day following the date of mailing by overnight courier, fully prepaid, addressed to such address, whichever shall first occur. The addresses for such communications shall be:

          If to Maxwell:      Maxwell Shoe Company Inc.
                              101 Sprague Street
                              Hyde Park, Massachusetts 02136
                              (or, if by mail, P.O. Box 37
                              Readville, Massachusetts 02137)
                              Attention: President
                              Facsimile: (617) 364-9058

         With a copy to:      Gibson, Dunn & Crutcher LLP
                              333 South Grand Ave.
                              Los Angeles, California 90071-3197
                              Attention: Jonathan K. Layne, Esq.
                              Facsimile:(213) 229-7520

         If to Butler:        c/o GE Capital Equity Capital Group, Inc.
                              260 Long Ridge Road
                              Stamford, Connecticut 06927
                              Attention: William R. Kraus
                              Facsimile: (203) 357-3945

         With copies to:      General Electric Capital Corporation
                              260 Long Ridge Road
                              Stamford, Connecticut  06927
                              Attention: Counsel -- Equity Capital Group
                              Facsimile: (203) 357-3047

                              and

                              King & Spalding

                              191 Peachtree Street
                              Atlanta, Georgia 30303-1763
                              Attention: John Hays Mershon, Esq.
                              Facsimile: (404) 572-5149

Any party hereto may from time to time change its address for notices under this
Section 9 by giving at least ten days' notice of such changed address to the
---------
other parties hereto.

     SECTION 10.    Binding Agreement.  This Agreement shall be binding upon,
                    -----------------
and shall inure to the benefit of, the parties hereto and their respective successors and assigns, including any successor to or assignee of the rights of Butler permitted under Section 11.3 of the Operating Agreement and any purchaser of any Registrable Shares, but this Agreement shall terminate as to any Registrable Shares sold in a distribution thereof pursuant to a Demand Registration or a Piggyback Registration pursuant to this Agreement.

     SECTION 11.    Governing Law.  This Agreement shall be governed by and
                    -------------
construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed in that State.

     SECTION 12.    Counterparts.  This Agreement may be executed in several
                    ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     SECTION 13.    Amendment.  This Agreement may not be amended or modified
                    ---------
except by an instrument in writing signed by the parties hereto.

     SECTION 14.    Entire Agreement.  This Agreement constitutes the entire
                    ----------------
agreement among Maxwell, Butler and, to the extent provided in Sections 1(b),
                                                               -------------
3(a)(ii) and 8, the Holders, with respect to the subject matter hereof and
--------     -
supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the date first above written.


                                 MAXWELL SHOE COMPANY INC.



                                 By:/s/ James J. Tinagero
                                    __________________________________
                                    James J. Tinagero
                                    Executive Vice President

                                 THE BUTLER GROUP INC.



                                 By:/s/ Douglas P. Haensel
                                    ___________________________________
                                    Douglas P. Haensel
                                    Executive Vice President


                                 HOLDERS:

                                 /s/ Maxwell V. Blum
                                 ______________________________________
                                 Maxwell V. Blum

                                 /s/ Betty Ann Blum
                                 ______________________________________
                                 Betty Ann Blum

                                 /s/ Marjorie W. Blum
                                 ______________________________________
                                 Marjorie W. Blum

                                 /s/ Mark J. Cocozza
                                 ______________________________________
                                 Mark J. Cocozza

                                 /s/ David Andelman
                                 ______________________________________
                                 David Andelman, as Trustee of the
                                 Eleanor S. Blum Trust Fund of the
                                 Maxwell V. Blum Irrevocable Trust
                                 dated 12/23/80